Eagle Bulk Shipping Inc.

7 May 2008

Exhibit 99.3
1Q 2008 Results Presentation

Forward Looking Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management’s examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Agenda

First Quarter 2008 Highlights

The Fleet

Industry View

Financial Overview

Conclusion

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

1Q 2008 Highlights

1Q 2008 Highlights

Income from Vessel Operations1 of $16.9 million or $0.36 per share, up 44% from 1Q 2007

Net Income of $14.3 million or $0.31 per share, up 69% from 1Q 2007

Gross Time Charter Revenues of $38.6 million, up 31% from 1Q 2007

EBITDA2 of $27.5 million, up 27% Q-on-Q

Declared 1Q Cash Dividends of $0.50 per share

Fleet Utilization of 99.7%

1 Income from Vessel Operations is Net Income adjusted for non-cash compensation charges.

2 EBITDA, as defined by our credit agreement, is Net Income plus Interest Expense, Depreciation and Amortization, and
Exceptional Items.

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Fleet Utilization of 99.7%

The Fleet

The Eagle Story – Delivering Sustainable Growth

Modern Fleet Focus on Supramax Class

Newbuilding  Program

One of the largest Supramax owners

On-the-water fleet’s average age of 6 years

Dividends to date: $ 5.60

Intent to grow

35 new vessels under construction

2008 delivery schedule

           Wren                   Aug 2008

           Woodstar            Oct 2008

           Crowned Eagle   Nov 2008

Contracted revenues exceed $1 billion

Open vessels provide upside potential

          18 open vessels in 2008-09

          19 profit-sharing charters

Charter Strategy

Launch of Our First Newbuilding Vessel
– “Wren” in China - April 2008

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On-the-Water Fleet

No. of Vessels

Deadweight Tons (dwt)

Vessel Type

Delivery

18 Vessels

0.92 million dwt

15 Supramaxes

3 Handymaxes

Supramax Newbuilding - 3 Groups of Sister Vessels

5 Vessels

0.26 million dwt

53,100 dwt Series

2008-09

5 Vessels

0.28 million dwt

56,000 dwt Series

2008-10

25 Vessels

1.45 million dwt

58,000 dwt Series

2009-12

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35 New Vessels with 2 million dwt of Capacity Coming Online

Modern, High Quality Geared Fleet of Supramax Vessels

Eagle On a Solid Growth Trajectory

Fleet CAGR of > 20%             3x increase in Owned Days

2005

2006

2007

2008

2009

2010

2011

2012

-

2,000

4,000

6,000

8,000

10,000

12,000

14,000

16,000

18,000

20,000

Owned Days

$ m

EBITDA

44

83

100

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

   No. of ships

-

20

40

60

80

100

120

140

2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

2017

2018

-

5,000

10,000

15,000

20,000

25,000

$ m

Owned Days

Contracted Revenues

18

30

21

38

46

53

53

53

53

53

53

53

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Contracted Gross Revenues in Excess of $1 Billion Support Dividends

Contracted Revenues Provide Stability . . . .

. . . . Open Days Provide Revenue Upside

* “Kittiwake” charter commences in Aug 2008

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

“Kittiwake” chartered for a one year time charter at $56,250 per day*

0

50

100

150

200

250

300

350

400

450

2008

2009

2010

0

1,000

2,000

3,000

4,000

5,000

6,000

7,000

8,000

$40,000

$50,000

$60,000

Open Days

At Average Daily Rate for Open days

$ m

Days

15 Additional Vessels to Deliver in 2011-2012

Long Term Sustainable Growth Benefits Shareholders

Open Days and Vessel Deliveries Increase Revenues

Total Revenue = Fixed Revenue + Open Revenue (as per legend above)

$0

$100

$200

$300

$400

$500

$600

2008

2009

2010

Open Days Revenue at $60,000 per day

Open Days Revenue at $50,000 per day

Open Days Revenue at $40,000 per day

Fixed Revenue

in USD m

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Industry View

Infrastructure Projects Drive Long Term Drybulk Demand

China’s fixed asset investment grew 24.6% y-o-y to $311 billion in 1Q
2008.

China’s coastal shipping trade reached 400 million tons in 2007 and is expected to increase a further 100m tons in 2008.

India plans to double its budget for infrastructure spending to $320 billion by 2012. 9% of GDP will be spent on infrastructure by the end of 2012, compared to the current 5%.

India is poised to become the 3rd largest steel producer by 2013, driven by strong local demand and global fundamentals.

McKinsey & Co. estimates that Gulf States tripled annual spending on new hospitals, airports, railroads and power plants to $230 billion.

Source:   McKinsey & Co., National Bureau of Statistics of China, Howe Robinson Shipbrokers, Commodity Online, Bloomberg News

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Handymax Class Vessels – India’s Dry Bulk Trade Workhorse

Eagle Vessels First to Call at new Indian Port of Krishnapatnam (near Chennai)

111

985

3,003

1,496

94

1,115

3,015

1,600

102

913

3,282

1,553

0

500

1,000

1,500

2,000

2,500

3,000

3,500

4,000

Capes

Panamax

Handymax

Handysize

2005

2006

2007

Port Calls

Source:   Indian Ports Association, Portworld, Braemar, May 2008

Supramax Flexibility Ideal for Trade to China, India & Gulf States

Dry Bulk Vessel Port Calls

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Handysize

Panamax

Handymax

Cape

23%

14%

5%

58%

Charterers Attracted by Versatility of Supramax Vessels

Handymax/Supramax

Panamax

Capesize

15

53% of Eagle’s Cargoes were “Capesize and Panamax cargoes”

Eagle vessels carried 1.8 million tons of cargo in 1Q 2008.                                                            MISC. cargoes include potash and alumina

IRON

ORE

COAL

GRAINS

OTHER

ORES

CEMENT

COKE

STEELS

SCRAP

IRON

AGGREGATES

MISC.

In m tons

     388,103

     290,986

         270,030

     431,707

               -

       45,250

       82,934

       44,000

            101,004

         147,666

Cardinal

Condor

Falcon

Griffon

Harrier

Hawk I

Heron

Jaeger

Kestrel I

Kite

Kittiwake

Merlin

Osprey I

Peregrine

Shrike

Skua

Sparrow

Tern

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Attractive Supply Fundamentals for Supramax Market

32

%

23

%

19

%

54

%

43

%

91

%

0

%

10

%

20

%

30

%

40

%

50

%

60

%

70

%

80

%

90

%

Handymax

Panamax

Capesize

% of Fleet >

20

years

Orderbook as % of Fleet

57

.

9

62

.

3

30

.

2

114

.

1

132

.

6

0

20

40

60

80

100

120

140

Handy

Handymax

Supramax

Panamax

Capesize

2

,

365

Vsls

565

Vsls

774

Vsls

1

,

580

Vsls

1

,

456

Vsls

Eagle’s focus

Eagle’s focus

16

   Drybulk Order Book on dwt basis:

  51% Capesize ; 21% Panamax

  21% Supramax ; 7% Handy

Source:    Clarksons as of April 2008

Aging Handymax fleet — 32% of
capacity > 20 years old

Greenfield yards- likely slippage?

8 million dwt of vessels due in 2007
missed delivery schedules – trend
increasing

World Dry Bulk Fleet

Orderbook and Fleet Age

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

(10,000/34,999 dwt)

(35,000/49,999 dwt)

(50,000/59,999 dwt)

(60,000/99,999 dwt)

(>100,000 dwt)

Financial Overview

1st Quarter Earnings

General & Administrative Expenses include Non-cash Compensation Expenses

($000's)

Mar. 31,

2008

Mar. 31,

2007

REVENUES, NET OF COMMISSIONS

$36,686

$26,909

EXPENSES

Vessel Expenses

7,991

6,246

Depreciation and Amortization

7,336

5,791

General & Administrative Expenses

5,049

4,903

Gain on Sale of Vessel

-

(873)

Total Operating Expenses

20,376

16,066

OPERATING INCOME

16,310

10,842

Interest Expense

3,350

3,152

Interest Income

(1,387)

(798)

Net Interest Expenses

1,963

2,354

NET INCOME

$14,346

$8,488

Basic and Diluted Income per Common Share

$0.31

$0.23

Weighted Average Shares Outstanding

Basic

46,752,538

37,450,578

Diluted

46,925,494

37,480,914

Adjusted Net Income (non-GAAP Measure):

Net Income

$14,346

$8,488

Add: Non-cash Compensation Expense

2,516

3,259

     Adjusted Net Income:

$16,862

$11,747

Basic and Diluted Adjusted Net Income per Common Share

$0.36

$0.31

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Low Breakeven Cost Strategy

$8,000/day breakeven cost for 2008

548

4

,

414

296

1

,

400

1

,

338

Dry

-

Dock

Vessel Expenses

Technical Mgt Fees

G&A

Cash Interest (net)

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Vessel expenses include crew wages and related costs, the cost of insurance including credit risk insurance, expenses relating to repairs and maintenance, the cost of spares and consumable stores and related inventory, tonnage taxes, pre-operating costs associated with the delivery of acquired vessels including providing the newly acquired vessels with initial provisions and stores, and other miscellaneous expenses. The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The Company is also making allowance for constraints in yard drydocking capacity which has driven up drydocking costs.

Strong Balance Sheet

1 Newbuild Costs to be Capitalized eliminating any impact on current cash flows.

2 Net Debt is pro forma after taking into effect 1Q Dividend payment of $23.4 million.

Quarterly Dividend Cash Flow Maintained

BALANCE SHEET DATA

Mar 31, 2008

(in $ 000’s)

Cash

$148,513

Other Current Assets

4,579

Vessels, net

598,660

Advances for Vessel Construction

1

358,543

Restricted Cash

9,276

Other Assets

28,716

TOTAL ASSETS

1,148,287

Current Liabilities

12,552

Long-term Debt

603,873

Other Liabilities

31,009

Stockholders’ Equity

500,853

Book Capitalization

1,104,726

Net Debt

2

/ Capitalization

42%

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Conclusion

Conclusion - Accretive Growth Strategy

Eagle Bulk – Delivering Sustainable Growth

Fleet Growth begins in Q3 - 2008

Ramp up in Open Days

Re-charters of current fleet at strong current rates

CLEAR BENEFITS TO SHAREHOLDERS

Significant increase in EBITDA

Eagle Bulk Shipping Inc.             QUALITY - CONSISTENCY - TRANSPARENCY

Eagle Bulk Shipping Inc.